UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2005

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180	84-1141188
(Commission file number)	(IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results Of Operations And Financial Condition
Item 9.01 Financial Statements And Exhibits
SIGNATURES
Exhibit Index
Press Release
Script from Conference Call

Section 2 – Financial Information

Item 2.02 Results Of Operations And Financial Condition.

On July 21, 2005, SpectraLink Corporation issued a press release and held a conference call announcing its second quarter financial results for 2005. A copy of the press release is furnished as Exhibit 99.1, and a copy of the conference call that was webcast on the Registrant’s Web site is furnished as Exhibit 99.2 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements And Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated July 21, 2005.*

99.2	Script from conference call held on July 21, 2005.*

*	Furnished and not filed herewith, solely pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: July 22, 2005

By: /s/ DAVID I. ROSENTHAL
David I. Rosenthal,
Principal Financial and Accounting Officer and on behalf of the Registrant

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated July 21, 2005.*

99.2	Script from conference call held on July 21, 2005.*